UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2026

DIODES INCORPORATED

(Exact name of Registrant as Specified in Its Charter)

Delaware	002-25577	95-2039518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4949 Hedgcoxe Road, Suite 200
Plano, Texas		75024
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 972 987-3900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.66 2/3	DIOD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Resignation

On May 11, 2026, at the 2026 Annual Meeting of Stockholders of Diodes Incorporated (the “Company”), Dr. Keh-Shew Lu, a nominee for re-election to the Company’s Board of Directors (the “Board”), received a greater number of votes “withheld” from his election than votes “for” his election. Pursuant to the Company’s Director Resignation Policy, any director nominee in an uncontested election who receives a greater number of votes “withheld” than votes “for” is required to tender his or her resignation to the Board for its consideration, following review and recommendation by the Governance and Stockholder Relations Committee of the (the “Governance Committee”) Board in accordance with the policy.

Following certification of the voting results from the 2026 Annual Meeting of Stockholders, and in light of the voting outcome described above, Dr. Lu informed the Company that, rather than tendering a resignation for consideration under the Director Resignation Policy, he was voluntarily resigning from the Board of Directors effective immediately. Dr. Lu indicated that, after considering the voting results and the circumstances surrounding his re-election, he believed it was appropriate to step down from the Board immediately rather than remain in office pending the review process contemplated by the Director Resignation Policy.

Dr. Lu’s resignation was voluntary and was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

As a result of Dr. Lu’s voluntary resignation, it was not necessary for the Governance Committee and the Board to conduct the review and recommendation procedures contemplated by the Director Resignation Policy.

Dr. Lu will remain an employee of the Company, serving as Special Advisor to the Chief Executive Officer.

Appointment of Chairperson

Following Dr. Lu’s resignation, on May 11, 2026, the Board appointed Ms. Angie Chen Button as Chairwoman of the Board.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Results of the Annual Meeting

The Company submitted the following matters to a vote of its security holders at the Company’s 2026 annual meeting of stockholders on May 11, 2026, each of which is described in more detail in the Company’s proxy statement filed with the Securities and Exchange Commission on April 1, 2026: (1) the election of seven persons to the Board of Directors of the Company, each to serve until the next annual meeting of stockholders and until their respective successors have been elected and qualified; (2) the approval, on an advisory basis, of the Company’s executive compensation; and (3) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

The results set forth below represent the final voting results as certified by the Inspector of Elections.

1. Election of Directors:

The stockholders elected the following seven directors: Elizabeth Bull, Angie Chen Button, Warren Chen, Keh-Shew Lu, Phillip J. Ritter, Huey-Jen (Jenny) Su, and Gary Yu. The final results of the number of votes cast for and withheld, as well as the number of broker non-votes, as to each nominee for the Board are as follows:

Elizabeth Bull	For:	41,527,713.36
	Withhold:	100,550.00
	Broker Non-Votes:	2,168,205.00

Angie Chen Button	For:	38,060,164.36
	Withhold:	3,568,099.00
	Broker Non-Votes:	2,168,205.00

Warren Chen	For:	41,395,960.36
	Withhold:	232,303.00
	Broker Non-Votes:	2,168,205.00

Keh-Shew Lu	For:	3,455,889.36
	Withhold:	38,172,374.00
	Broker Non-Votes:	2,168,205.00

Phillip J. Ritter	For:	41,555,416.36
	Withhold:	72,847.00
	Broker Non-Votes:	2,168,205.00

Huey-Jen (Jenny) Su	For:	37,365,134.36
	Withhold:	4,263,129.00
	Broker Non-Votes:	2,168,205.00

Gary Yu	For:	41,508,262.36
	Withhold:	120,001.00
	Broker Non-Votes:	2,168,205.00

2. Approval of Executive Compensation:

The final results of the number of votes cast for and against, as well as the number of abstentions and broker non-votes, as to the approval of the compensation of the Company’s named executive officers on an advisory basis are as follows:

For:	40,852,983.50
Against:	740,622.00
Abstain:	34,657.86
Broker Non-Votes:	2,168,205.00

3. Ratification of Appointment of Independent Registered Public Accounting Firm

The final results of the number of votes cast for and against, as well as the number of abstentions and broker non-votes, as to the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 are as follows:

For:	43,750,342.36
Against:	23,923.00
Abstain:	22,203.00
Broker Non-Votes:	—

Item 7.01 Regulation FD Disclosure

On May 12, 2026, the Company issued a press release announcing the retirement of Dr. Lu from the Company’s Board of Directors. A copy of the press release is attached as Exhibit 99.1.

The information furnished in this Item 7.01, including the exhibit incorporated by reference, will not be treated as “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. This information will not be deemed incorporated by reference into any filing under the Securities Act, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this Report.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
99.1	Press release dated May 12, 2026, announcing Retirement of Chairman Dr. Keh-Shew Lu and Election of Angie Chen Button as Chairwoman of the Board
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2026	DIODES INCORPORATED

	By	/s/ Brett R. Whitmire
Brett R. Whitmire
Chief Financial Officer